UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 6, 2014
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of Principal Executive Offices)	77025 (Zip Code)

(800) 579-2302
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On March 6, 2014 Stage Stores, Inc. (the "Company") issued a News Release reporting its financial results for the fourth quarter and for the fiscal year ended February 1, 2014. Additionally, the Company provided full year 2014 sales and earnings guidance. A copy of the News Release is attached to this Form 8-K as Exhibit 99.

This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 8.01    Other Events

Non-GAAP Financial Measures

The following supplemental information presents the quarterly and full year results of operations for the fiscal year ended February 1, 2014 on a non-U.S. GAAP basis to show earnings without charges associated with the South Hill Consolidation and the Steele’s division results of operations. The Company has provided the reconciliation of the below non-U.S. GAAP financial results with the results of operations presented on a basis in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) in earnings releases for the periods presented (e.g., News Release attached to this Form 8-K) and in the Company’s quarterly reports on Form 10-Q for the first three fiscal quarters of the fiscal year ended February 1, 2014. Management believes this supplemental financial information enhances an investor's understanding of the Company's financial performance as it excludes those items which impact comparability of operating trends.  The non-U.S. GAAP financial information should not be considered in isolation or viewed as a substitute for net income, cash flow from operations or other measures of performance as defined by U.S. GAAP.  Moreover, the inclusion of non-U.S. GAAP financial information as used herein is not necessarily comparable to other similarly titled measures of other companies due to the potential inconsistencies in the method of presentation and items considered.

Results of Operations on a non-U.S. GAAP basis:
(in thousands, except for earnings per share)

	For Fiscal Year ending February 1, 2014
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$372,103	$389,991	$354,850	$492,537	$1,609,481
Cost of sales and related buying, occupancy and distribution expenses	279,726	269,987	267,206	342,964	1,159,883
Gross profit	92,377	120,004	87,644	149,573	449,598
Selling, general and administrative expenses	91,017	95,447	96,521	96,562	379,547
Store opening costs	975	122	1,355	450	2,902
Interest expense	586	708	718	732	2,744
Income (loss) before income taxes	(201)	23,727	(10,950)	51,829	64,405
Income tax expense (benefit)	(75)	8,791	(3,929)	19,632	24,419
Net income (loss)	$(126)	$14,936	$(7,021)	$32,197	$39,986

Diluted earnings per share	$—	$0.45	$(0.22)	$1.01	$1.22

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

99
News Release issued by Stage Stores, Inc. on March 6, 2014, announcing its financial results for the fourth quarter and for the fiscal year ended February 1, 2014 and providing full year 2014 sales and earnings guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

March 6, 2014	/s/ Oded Shein
(Date)	Oded Shein
Executive Vice President and
Chief Financial Officer